                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                       Clifton Enhanced U.S. Equity Fund

                                 Annual Report
                               December 31, 2001

                          [LOGO] M FINANCIAL GROUP-TM-

M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2001. Total net assets under management grew to $312.6 Million during 2001.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the year ended December 31, 2001, in addition to their outlook for 2002.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and The Clifton Group for the Clifton Enhanced U.S. Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.'s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

We look forward to continued growth in assets in the upcoming year.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

    Throughout the 12-month period ending December 31, 2001, a number of factors contributed to a difficult environment for many international markets: evidence of global economic slowing, especially in Japan; eroding corporate profits; and negative sentiment immediately following the September terrorist attacks in the United States. Amid signs of a persistently weak Japanese economy, the MSCI Japan Index fell 29.9% in 2001. Reflecting economic troubles in Japan, industrial production fell to its lowest level since 1987 and unemployment rose to its highest level since statistics started being kept in 1953. Additionally, for the year, pre-tax profits for Japanese manufacturers posted their largest decline since 1975. With respect to emerging markets, they proved less susceptible to the economic malaise that influenced their developed neighbors. The MSCI EMF Index fell only 4.9% in 2001. Paced by strong gains in Asian markets such as Korea, Sri Lanka, and Taiwan, the MSCI EMF Asia Index gained 4.2% during the year. These gains helped offset losses in Latin America and more severe losses in Emerging Europe and the Middle East.

    While returns for the fund were down 12.8% in the period, our holdings proved to be generally less vulnerable to overall market weakness, as evidenced by the 21.5% decline for the MSCI EAFE Index. The fund's substantial weighting in Japan and declines among Japanese holdings did not contribute to the relative outperformance of the fund versus the benchmark during the period. In addition, weak returns for holdings in the diversified telecom services industry--such as NTT Corp. (Japan, 1.4% of the portfolio), Telebras (Brazil, 1.4%) and Deutsche Telekom (Germany, 1.5%)--and a significant weighting here also affected results. Among the Japanese holdings that did not contribute to the fund's performance in a positive way were Tokio Marine & Fire (insurance, 1.1%), Matsushita Electric (household durables, 2.6%), and Mitsubishi Heavy Industries (machinery, 0.8%). Stock-specific weakness--particularly Alcatel (communications equipment, 2.2%)--among holdings in France also negatively influenced returns.

    Conversely, returns for select holdings proved the greatest positive influences in the period. Among the better-performing positions were Marks & Spencer (United Kingdom, multi-line retail, 2.7% of the portfolio), and DeBeers (South Africa, metals & mining). During the period, we eliminated our position in DeBeers as shareholders approved a buy-out bid that makes the company a subsidiary of U.K.-based mining group Anglo American. Originally, a consortium led by Anglo American and the Oppenheimer family made an offer for the company that we believed did not fully reflect the value of the DeBeers business. After our resistance to the buy-out bid, the offer was enhanced. As a result, we dropped our opposition to the buy-out and sold our shares in the open market. We redeployed the proceeds among select, existing positions.

    Overall, we viewed the prevailing negative sentiment for the telecom industry during 2001 as an opportunity to purchase established telecom firms with improving profits, dominant market shares, and sound balance sheets at discounted prices. We added to existing positions and made select new purchases. Going forward, we believe these firms will be well positioned to benefit from industry consolidation and increasing capacity utilization rates. The fund's largest areas of exposure are in the banking and diversified telecom industries and, with regard to countries, the United Kingdom and Japan. As a result of our individual stock selection, we increased the portfolio's exposure to the banking industry in 2001. We trimmed exposure to the United Kingdom by selling shares of U.K. companies whose share prices climbed toward levels consistent with our estimates of their underlying business values. We reallocated the proceeds in countries such as France and Spain. We continue to believe the fundamental strengths of portfolio holdings provide appreciation potential and limited risk for long-term investors.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BRANDES INTERNATIONAL
               EQUITY FUND       MSCI EAFE INDEX**
1/4/96                  $10,000            $10,000
6/30/96                 $10,264            $10,468
12/31/96                 $9,940            $10,610
6/30/97                 $10,962            $11,799
12/31/97                $10,162            $10,780
6/30/98                 $11,411            $12,493
12/31/98                $11,728            $12,945
6/30/99                 $14,258            $13,437
12/31/99                $17,341            $16,405
6/30/00                 $18,051            $15,738
12/31/00                $18,180            $14,080
6/30/01                 $16,896            $12,023
12/31/01                $15,859            $11,061


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/01   1 YEAR   5 YEAR  SINCE INCEPTION*
Brandes International Equity Fund                          (12.77)%   9.80%             7.99%
MSCI EAFE Index                                            (21.45)%   0.84%             1.70%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/01

    MORGAN STANLEY CAPITAL INTERNATIONAL--EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

                            TURNER CORE GROWTH FUND

    The 12-month period ending December 31, 2001, was one of the most brutal in history for growth stocks. The Russell 1000 Growth Index, for instance, tumbled 20.42%, while the broad-based Wilshire 5000 Index lost "only" 10.96%. For its part, the Turner Core Growth Fund fell 23.60%.

    The weakness in growth stocks reflected investors' belief that the earnings prospects of growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. As for the fund's holdings, only one of 10 sector positions--health care--outperformed its corresponding index sector.

    Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: the fund was up 12.71%, but that wasn't enough to compensate for the losses suffered earlier.

    In all, the fund's performance pattern was typical of that of our growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets.

    Our health-care holdings contributed the most to the fund's relative return; they amounted to a 14% weighting and dropped 4%, compared with an 11% loss for the S&P 500 Index health-care sector. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. Specifically, they declined 42%, versus a 26% drop by the index's tech sector. In general, tech stocks, constituting 18% of the portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.

    The fund was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the target index, the S&P 500 Index. So with the fund's sizable technology weighting comparable to the tech sector's weighting in the index, the fund was enormously vulnerable to the bear market in tech shares.

    We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think the stock market has begun to reflect better times ahead. The average bear market since the 1960s has lasted 550 days. (And if last September 21 marked the market low, then this bear market turned out to be almost exactly on the average at 545 days.)

    Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications, and financial-transaction-processing companies.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TURNER CORE GROWTH FUND AND THE WILSHIRE 5000 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          TURNER CORE
          GROWTH FUND  WILSHIRE 5000 INDEX**
1/4/96        $10,000                $10,000
6/30/96       $11,228                $11,027
12/31/96      $12,000                $12,120
6/30/97       $13,357                $14,260
12/31/97      $15,384                $15,914
6/30/98       $18,600                $18,376
12/31/98      $20,761                $19,644
6/30/99       $23,613                $21,976
12/31/99      $29,029                $24,272
6/30/00       $30,534                $24,115
12/31/00      $25,792                $21,686
6/30/01       $21,918                $20,444
12/31/01      $19,704                $19,309


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/01   1 YEAR   5 YEAR  SINCE INCEPTION*
Turner Core Growth Fund                                    (23.60)%  10.43%            11.97%
Wilshire 5000 Index                                        (10.96)%   9.70%            11.54%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/01

                           WILSHIRE 5000 STOCK INDEX

A capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market.

                       FRONTIER CAPITAL APPRECIATION FUND

    The stock market has been climbing steadily since late September. All the major indeces are up sharply since their post attack lows on September 21, and the month just ended saw another strong gain. For the year the Capital Appreciation portfolio returned -1.0%. For the year, the portfolio slightly trailed the 1.2% gain in the Russell 2500 Index, but significantly outperformed the -10.8% return in the Russell 2500 growth Index.

    The equity markets have responded strongly to various forms of stimulus. It appears investors are now discounting an economic recovery. What is not apparent however is the strength of the earnings recovery. As a result of significant cost cutting by corporate America, we believe earnings growth will be surprisingly strong in 2003. Overall cost structures for many companies have been reduced significantly allowing for much greater operating leverage. As is typical coming out of recessions, investors will be surprised by the magnitude of earnings surprises companies will report as the economic recovery takes hold. Earnings surprises will be most prevalent in economically sensitive companies that have focused on reducing their costs. Your portfolio contains many such companies and positions us well to benefit from an economic recovery.

    Small and mid cap stocks have now outperformed larger caps for three years. Furthermore, stocks of smaller companies typically do well in periods immediately following recessions. According to an analysis by Goldman Sachs, small cap stocks have outperformed large caps in seven of the eight post World War II economic recoveries. While we are optimistic this trend will continue, stock selection within the small and mid cap sector will be critical in achieving above average performance. Our stock selection will continue to be focused on companies that can grow their earnings at above average rates and sell at reasonable prices.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FRONTIER CAPITAL   RUSSELL 2500
          APPRECIATION FUND  STOCK INDEX**
1/4/96              $10,000        $10,000
6/30/96             $11,931        $11,026
12/31/96            $13,030        $11,903
6/30/97             $14,372        $13,243
12/31/97            $15,905        $14,803
6/30/98             $16,260        $15,640
12/31/98            $16,182        $14,860
6/30/99             $19,442        $16,477
12/31/99            $23,331        $18,446
6/30/00             $26,888        $19,497
12/31/00            $25,119        $19,234
6/30/01             $26,116        $19,980
12/31/01            $24,868        $19,467


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/01  1 YEAR   5 YEAR  SINCE INCEPTION*
Frontier Capital Appreciation Fund                         (1.00%)  13.80%            16.40%
Russell 2500 Stock Index                                     1.22%  10.34%            11.74%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/01

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                       CLIFTON ENHANCED U.S. EQUITY FUND

    The Clifton Enhanced U.S. Equity Fund returned (5.58%) for the six months ending December 31, 2001. The S&P 500 Stock Index returned (6.70%) for the same period. For the period January 1, 2001 to December 31, 2001, the Fund returned (13.02%) versus (11.88%) for the S&P 500 Stock Index.

    The Clifton Enhanced U.S. Equity Fund produced results which fell modestly below the benchmark return objective during an unusually volatile and negative year in the U.S. equity market. In 2001 the fund was successful in generating return patterns and risk levels which closely approximated the S&P Composite Index.

    The fund seeks to provide superior performance through synthetic index management. A synthetic enhanced index investment approach combines cash management with an investment in an index futures contract. The S&P Composite Index return is earned through a fully invested position in S&P futures contracts plus all income produced by the cash management. An investment in a futures contract is a non-cash transaction creating a contract to deliver or receive value based on market level changes. Therefore, assets of the enhanced index fund can be invested in a cash portfolio. It is this area which is targeted to generate excess returns.

    The Fund currently holds a high grade enhanced cash position combined with full index participation via S&P Composite futures. Our objective for this strategy is to consistently outperform the S&P Composite Index while maintaining close tracking with the index.

    The account is currently positioned to deliver enhanced index results in the coming year. Enhanced index results in the future should deliver competitive investment returns while greatly reducing the risk of realizing below average performance.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE CLIFTON GROUP
INVESTMENT SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CLIFTON ENHANCED U.S. EQUITY FUND AND S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CLIFTON ENHANCED U.S.
               EQUITY FUND       S&P 500 INDEX**
1/4/96                  $10,000          $10,000
6/30/96                 $11,194          $11,007
12/31/96                $12,370          $12,280
6/30/97                 $14,413          $14,816
12/31/97                $16,405          $16,383
6/30/98                 $19,392          $19,285
12/31/98                $20,333          $21,063
6/30/99                 $22,981          $23,671
12/31/99                $25,588          $25,495
6/30/00                 $24,940          $25,385
12/31/00                $23,040          $23,173
6/30/01                 $21,224          $21,620
12/31/01                $20,039          $20,418


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/01   1 YEAR   5 YEAR  SINCE INCEPTION*
Clifton Enhanced U.S. Equity Fund                          (13.02)%  10.13%            12.28%
S&P 500 Index                                              (11.88)%  10.70%            12.65%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Inception date is January 4, 1996
** 1/1/96 to 12/31/01

                              S&P 500 STOCK INDEX

A capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                   VALUE
 SHARES                                                           (NOTE 1)
---------                                                       ------------
           FOREIGN COMMON STOCKS--98.1%
           BRAZIL--4.1%
   17,760  Banco Bradesco SA--ADR+............................  $    456,432
      200  Brasil Telecom Part SA--ADR+.......................         8,296
  264,700  Centrais Electricas Brasileiras SA--ADR............     1,907,481
    2,700  Centrais Electricas Brasileiras SA--ADR--Class B...        18,230
      270  Centrais Geradoras do Sul do Brasil SA--ADR........         1,970
   43,400  Petroleo Brasileiro SA--ADR........................       964,782
      100  Tele Celular Sul Participacoes SA--ADR.............         1,635
      333  Tele Centro Oeste Celular Participacoes SA--ADR....         2,331
       20  Tele Leste Celular Participacoes SA--ADR*..........           409
       50  Tele Nordeste Celular Participacoes SA--ADR........         1,410
       20  Tele Norte Celular Participacoes SA--ADR...........           457
    1,117  Tele Norte Leste Participacoes SA--ADR+............        17,459
   43,000  Telecomunicacoes Brasileiras SA--ADR+..............     1,720,000
       50  Telemig Celular Participacoes SA--ADR..............         1,881
      400  Telesp Celular Partcipacoes SA--ADR................         3,704
                                                                ------------
                                                                   5,106,477
                                                                ------------
           CHINA--0.8%
5,820,000  PetroChina Co., Ltd................................     1,030,140
                                                                ------------
           FRANCE--8.5%
  161,100  Alcatel............................................     2,753,795
   66,800  Alstom.............................................       742,803
    8,500  Cereol*............................................       215,297
  193,260  European Aeronautic Defense and Space Co...........     2,346,891
   65,500  Michelin (CGDE)--Class B...........................     2,160,550
   30,220  Nexans SA*.........................................       436,128
    8,500  Provimi*...........................................       161,339
   11,211  Total SA--Class B..................................     1,600,972
                                                                ------------
                                                                  10,417,775
                                                                ------------
                                                                   VALUE
 SHARES                                                           (NOTE 1)
---------                                                       ------------
           GERMANY--6.5%
   45,000  BASF AG............................................  $  1,676,655
   50,600  Bayerische Hypo- und Vereinsbank AG................     1,546,083
  106,000  Deutsche Telekom AG--Registered....................     1,830,811
   57,600  VEBA AG............................................     2,983,536
                                                                ------------
                                                                   8,037,085
                                                                ------------
           HONG KONG--1.0%
  221,500  Swire Pacific Ltd.--Class A........................     1,207,308
                                                                ------------
           IRELAND--2.1%
   80,800  Allied Irish Banks Plc.............................       935,171
  173,500  Bank of Ireland....................................     1,609,547
                                                                ------------
                                                                   2,544,718
                                                                ------------
           ITALY--2.6%
  146,900  ENI SpA+...........................................     1,837,661
  159,100  Telecom Italia SpA+................................     1,359,812
                                                                ------------
                                                                   3,197,473
                                                                ------------
           JAPAN--19.7%
   40,000  Daiichi Pharmaceutical Co., Ltd....................       777,084
  184,000  Daiwa House Industry Co., Ltd......................     1,048,542
  286,000  Hitachi, Ltd.......................................     2,091,718
      348  Japan Tobacco, Inc.................................     2,187,262
  471,000  Komatsu, Ltd.......................................     1,682,930
  246,000  Matsushita Electric Industrial Co..................     3,154,187
  357,000  Mitsubishi Heavy Industries, Ltd...................       951,941
      378  Mitsubishi Tokyo Financial*........................     2,531,327
  499,000  Nippon Oil Co......................................     1,900,808
      458  Nippon Telegraph & Telephone Corp..................     1,489,913
   15,200  Nippon Telegraph & Telephone Corp.--ADR............       246,240
   33,000  Ono Pharmaceutical Co..............................       990,554
   42,000  TDK Corp...........................................     1,977,448
  423,000  The Sumitomo Bank, Ltd.............................     1,788,529
  192,000  Tokio Marine & Fire Insurance Co., Ltd.............     1,401,312
                                                                ------------
                                                                  24,219,795
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                   VALUE
 SHARES                                                           (NOTE 1)
---------                                                       ------------
           MEXICO--3.6%
   63,800  America Movil--ADR--
             Series L+........................................  $  1,242,824
   89,800  Telefonos de Mexico SA--ADR+.......................     3,144,796
                                                                ------------
                                                                   4,387,620
                                                                ------------
           NETHERLANDS--2.8%
  109,900  ABN AMRO Holding NV................................     1,769,994
   17,000  Akzo Nobel NV......................................       759,023
   38,900  Wolters Kluwer NV..................................       886,593
                                                                ------------
                                                                   3,415,610
                                                                ------------
           NEW ZEALAND--1.1%
  631,900  Telecom Corp. of New Zealand, Ltd..................     1,314,984
                                                                ------------
           PORTUGAL--1.3%
  209,908  Portugal Telecom SA*...............................     1,635,204
                                                                ------------
           SINGAPORE--3.2%
   83,736  DBS Group Holdings, Ltd............................       625,809
  260,031  Jardine Matheson Holdings, Ltd. (U.S. $)...........     1,534,183
  293,000  Overseas Chinese Banking Corp......................     1,745,460
                                                                ------------
                                                                   3,905,452
                                                                ------------
           SOUTH AFRICA--0.4%
   66,000  South African Breweries Plc........................       448,925
                                                                ------------
           SOUTH KOREA--4.0%
  185,300  Korea Electric Power Corp.+........................     1,695,495
   60,000  Korea Telecom Corp.--SP ADR+.......................     1,219,800
   85,900  Pohang Iron & Steel Co., Ltd.--ADR.................     1,975,700
                                                                ------------
                                                                   4,890,995
                                                                ------------
           SPAIN--9.9%
  137,100  Altadis SA.........................................     2,331,342
  307,733  Banco Bilbao Vizcaya Argentaria SA.................     3,808,227
                                                                   VALUE
 SHARES                                                           (NOTE 1)
---------                                                       ------------
           SPAIN (CONTINUED)
  255,300  Repsol YPF, SA.....................................  $  3,723,065
  171,447  Telefonica SA*.....................................     2,294,167
      448  Telefonica SA--ADR*................................        17,956
                                                                ------------
                                                                  12,174,757
                                                                ------------
           SWITZERLAND--3.4%
    3,640  Swisscom AG........................................     1,008,432
   13,626  Zurich Financial Services..........................     3,196,414
                                                                ------------
                                                                   4,204,846
                                                                ------------
           UNITED KINGDOM--22.9%
   32,000  Allied Domecq Plc..................................       189,408
   64,000  BOC Group Plc......................................       985,990
  797,300  British Aerospace Plc..............................     3,586,495
  232,800  British American Tobacco Plc.......................     1,970,908
  275,800  British Energy Plc.................................       913,946
  299,780  BT Group Plc.......................................     1,102,321
1,931,900  Corus Group Plc*...................................     2,021,733
  177,228  Diageo Plc.........................................     2,022,030
  372,000  Friends Provident Plc*.............................     1,081,330
   11,100  HSBC Holdings Plc..................................       130,030
  202,800  HSBC Holdings Plc (Hong Kong registered)*..........     2,373,328
  353,000  Imperial Chemical Industries Plc...................     1,944,465
  209,600  Innogy Holdings Plc................................       584,889
1,344,576  Invensys Plc.......................................     2,330,419
  631,900  Marks & Spencer Plc................................     3,315,453
  299,780  MM02 Plc*..........................................       376,883
  393,000  Unilever Plc.......................................     3,221,500
                                                                ------------
                                                                  28,151,128
                                                                ------------
           VENEZUELA--0.2%
   20,180  Cia Anonima Telefonos de Venezuela--ADR............       283,535
                                                                ------------
           TOTAL FOREIGN COMMON STOCKS (Cost $132,074,350)....   120,573,827
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

   PAR                                                             VALUE
  AMOUNT                                    COUPON   MATURITY     (NOTE 1)
----------                                  ------  ----------  ------------
            SHORT-TERM INVESTMENTS--9.5%
$4,887,458  Fleet National Bank++.........  1.950%  04/30/2002  $  4,887,458
 2,782,460  Merrill Lynch++...............  1.920%  01/02/2002     2,782,460
 1,997,120  Merrimac Money Market
              Fund++......................  2.140%         N/A     1,997,120
 1,987,471  U.S. Bank NA++................  1.590%  11/06/2002     1,987,471
                                                                ------------
            TOTAL SHORT-TERM INVESTMENT (Cost $11,654,509)....    11,654,509
                                                                ------------
            TOTAL INVESTMENTS AT MARKET VALUE--107.6%
              (Cost $143,728,859).............................   132,228,336
            OTHER LIABILITIES IN EXCESS OF ASSETS--(7.6%).....    (9,322,116)
                                                                ------------
            NET ASSETS--100.0%................................  $122,906,220
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

At December 31, 2001, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                                                      OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Banking...........................................      15.7%
Beverages, Food & Tobacco.........................      10.4%
Oil & Gas.........................................       9.0%
Telephone Systems.................................       7.9%
Communications....................................       7.3%
Electric Utilities................................       6.6%
Aerospace & Defense...............................       4.8%
Chemicals.........................................       4.4%
Electronics.......................................       4.3%
Telecommunications................................       3.9%
Metals............................................       3.3%
Heavy Machinery...................................       2.7%
Retailers.........................................       2.7%
Financial Services................................       2.6%
Industrial--Diversified...........................       2.2%
Insurance.........................................       2.0%
Industrial Technology.............................       1.9%
Automotive........................................       1.8%
Electrical Equipment..............................       1.6%
Pharmaceuticals...................................       1.4%
Commercial Services...............................       0.9%
Entertainment.....................................       0.7%
                                                     -------
                                                        98.1%
                                                     =======

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                    VALUE
 SHARES                                                           (NOTE 1)
---------                                                       -------------
           COMMON STOCKS--99.0%
           ADVERTISING--1.0%
    6,900  Omnicom Group, Inc.+...............................  $    616,515
                                                                ------------
           AUTOMOTIVE--1.0%
   11,090  Harley-Davidson, Inc...............................       602,298
                                                                ------------
           BANKING--4.0%
   15,130  Bank of America Corp...............................       952,433
   11,670  Fifth Third Bancorp................................       715,721
   17,220  Wells Fargo Co.....................................       748,209
                                                                ------------
                                                                   2,416,363
                                                                ------------
           BEVERAGES, FOOD & TOBACCO--4.2%
    8,940  General Mills, Inc.................................       464,969
   26,920  Kraft Foods, Inc...................................       916,088
   23,240  Pepsico, Inc.......................................     1,131,556
                                                                ------------
                                                                   2,512,613
                                                                ------------
           COMMERCIAL SERVICES--2.4%
    9,550  Apollo Group, Inc.--Class A*.......................       429,845
   12,910  Concord EFS, Inc.*+................................       423,190
    8,960  eBay, Inc.*+.......................................       599,424
                                                                ------------
                                                                   1,452,459
                                                                ------------
           COMMUNICATIONS--1.8%
   23,480  Nokia Oyj--ADR.....................................       575,964
   14,940  Polycom, Inc.*+....................................       513,936
                                                                ------------
                                                                   1,089,900
                                                                ------------
           COMPUTER SOFTWARE & PROCESSING--7.7%
    5,860  Advent Software, Inc.*+............................       292,707
   26,770  AOL Time Warner, Inc.*.............................       859,317
   16,740  Brocade Communications Systems, Inc.*..............       554,429
    6,150  DST Systems, Inc.*.................................       306,577
    4,210  First Data Corp....................................       330,274
    4,730  Minnesota Mining & Manufacturing Co. (3M)..........       559,133
   13,670  Peoplesoft*........................................       549,534
   10,550  Siebel Systems, Inc.*..............................       295,189
   11,030  Sungard Data Systems, Inc.*........................       319,098
   13,430  VERITAS Software Corp.*............................       601,933
                                                                ------------
                                                                   4,668,191
                                                                ------------
           COMPUTERS & INFORMATION--4.8%
    8,490  CDW Computer Centers, Inc.*+.......................       455,998
                                                                    VALUE
 SHARES                                                           (NOTE 1)
---------                                                       -------------
           COMPUTERS & INFORMATION (CONTINUED)
   74,230  Cisco Systems, Inc.*...............................  $  1,344,305
   26,030  Dell Computer Corp.*...............................       707,495
   27,130  EMC Corp.*.........................................       364,627
                                                                ------------
                                                                   2,872,425
                                                                ------------
           CONGLOMERATES--1.3%
   13,180  Tyco International, Ltd............................       776,302
                                                                ------------
           ELECTRIC UTILITIES--1.4%
   23,170  PG&E Corp.*........................................       445,791
   12,290  PPL Corp...........................................       428,306
                                                                ------------
                                                                     874,097
                                                                ------------
           ELECTRONICS--11.6%
   13,770  Applied Materials, Inc.*...........................       552,177
   12,840  Broadcom Corp.--Class A*...........................       524,771
   12,380  Celestica, Inc.*...................................       500,028
   31,550  Flextronics International, Ltd.*...................       756,885
   20,550  Gemstar-Tv Guide International, Inc.*..............       569,235
   43,800  Intel Corp.........................................     1,377,510
    9,580  KLA-Tencor Corp.*..................................       474,785
   27,060  Micron Technology, Inc.*...........................       838,860
   22,370  Texas Instruments..................................       626,360
   19,720  Xilinx, Inc.*......................................       770,066
                                                                ------------
                                                                   6,990,677
                                                                ------------
           ENTERTAINMENT--1.3%
   19,550  Univision Communications, Inc.*....................       790,993
                                                                ------------
           FINANCIAL SERVICES--7.1%
   30,360  Charles Schwab Corp. (The).........................       469,669
   46,150  Citigroup, Inc.....................................     2,329,652
    7,820  Goldman Sachs Group, Inc. (The)....................       725,305
    8,570  Merrill Lynch & Co.................................       446,668
    7,520  SEI Investments Co.................................       339,227
                                                                ------------
                                                                   4,310,521
                                                                ------------
           FOREST PRODUCTS & PAPER--1.3%
   14,010  Weyerhaeuser Co....................................       757,661
                                                                ------------
           HOME CONSTRUCTION, FURNISHING & APPLIANCES--4.3%
   34,640  General Electric Co................................     1,388,371
   23,243  Home Depot.........................................     1,185,625
                                                                ------------
                                                                   2,573,996
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                    VALUE
 SHARES                                                           (NOTE 1)
---------                                                       -------------
           HOUSEHOLD PRODUCTS--2.6%
   11,420  Clorox Co..........................................  $    451,661
   13,840  Procter & Gamble Co................................     1,095,159
                                                                ------------
                                                                   1,546,820
                                                                ------------
           INSURANCE--4.6%
   23,620  American International Group.......................     1,875,428
   14,920  Prudential Financial, Inc.*+.......................       495,195
    4,640  XL Capital, Ltd.--Class A..........................       423,910
                                                                ------------
                                                                   2,794,533
                                                                ------------
           MEDIA--BROADCASTING & PUBLISHING--3.3%
   11,860  Adelphia Communications Corp.--Class A*+...........       369,795
   14,160  Cox Communications, Inc.--Class A*.................       593,446
   23,110  Viacom, Inc.--Class B*.............................     1,020,307
                                                                ------------
                                                                   1,983,548
                                                                ------------
           MEDICAL SUPPLIES--4.6%
   15,090  Agilent Technologies, Inc.*........................       430,216
    8,820  Baxter International, Inc..........................       473,017
    9,870  Guidant Corp.*.....................................       491,526
    9,500  Medtronics, Inc....................................       486,495
    6,020  St. Jude Medical, Inc.*............................       467,453
    7,670  Tenet Healthcare Corp.*............................       450,382
                                                                ------------
                                                                   2,799,089
                                                                ------------
           MEDICAL & BIO-TECHNOLOGY--1.5%
    8,260  Genentech, Inc.*+..................................       448,105
    6,260  Varian Medical Systems, Inc.*......................       446,088
                                                                ------------
                                                                     894,193
                                                                ------------
           METALS--1.0%
   17,380  Alcoa, Inc.........................................       617,859
                                                                ------------
           OIL & GAS--6.5%
   10,140  BJ Services Co.*...................................       329,043
    7,120  ChevronTexaco Corp.................................       638,023
                                                                    VALUE
 SHARES                                                           (NOTE 1)
---------                                                       -------------
           OIL & GAS (CONTINUED)
    6,940  Devon Energy Corp.*+...............................  $    268,231
   10,340  El Paso Corp.......................................       461,267
    8,430  Murphy Oil Corp....................................       708,457
   14,020  Nabors Industries, Inc.*...........................       481,307
   21,750  PanCanadian Energy Corp.*..........................       565,500
   13,300  Weatherford International, Inc.*...................       495,558
                                                                ------------
                                                                   3,947,386
                                                                ------------
           PHARMACEUTICALS--9.1%
   10,590  Abbott Laboratories................................       590,393
    7,970  AmerisourceBergen Corp.............................       506,494
    4,570  Andrx Group*.......................................       321,774
    5,230  Genzyme Corp.*.....................................       313,068
    4,910  Gilead Sciences, Inc.*.............................       322,685
    6,710  IDEC Pharmaceuticals Corp.*+.......................       462,520
   19,510  Johnson & Johnson..................................     1,153,041
   14,576  King Pharmaceuticals, Inc.*+.......................       614,087
   29,660  Pfizer, Inc........................................     1,181,951
                                                                ------------
                                                                   5,466,013
                                                                ------------
           RETAILERS--4.5%
   16,470  CVS Corp...........................................       487,512
   38,550  Wal-Mart Stores, Inc...............................     2,218,553
                                                                ------------
                                                                   2,706,065
                                                                ------------
           TELEPHONE SYSTEMS--5.2%
   54,750  AT&T Wireless Services, Inc.*+.....................       786,758
   67,830  Nextel Communications, Inc.--Class A*+.............       743,417
   22,650  Sprint Corp. (PCS Group)*+.........................       552,887
   21,990  Verizon Communications, Inc.+......................     1,043,645
                                                                ------------
                                                                   3,126,707
                                                                ------------
           TRANSPORTATION--0.9%
   14,850  CSX Corp...........................................       520,493
                                                                ------------
           TOTAL COMMON STOCKS (Cost $57,726,813).............    59,707,717
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                    EXPIRATION      VALUE
  SHARES                                               DATE       (NOTE 1)
----------                                          ----------  -------------
            WARRANTS--0.0%
        15  Per-Se Technologies, Inc.* (Cost
              $0).................................  07/08/2003  $          1
                                                                ------------

   PAR
  AMOUNT                                   COUPON   MATURITY
----------                                 ------  ----------
            SHORT-TERM INVESTMENTS--10.1%
$2,557,980  Fleet National Bank++........  1.950%  04/30/2002      2,557,980
 1,453,405  Merrill Lynch++..............  1.920%  01/02/2002      1,453,405
 1,038,147  Merrimac Money Market
              Fund++.....................  2.140%         N/A      1,038,147
 1,038,147  U.S. Bank NA++...............  1.590%  11/06/2002      1,038,147
                                                               -------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $6,087,679)...      6,087,679
                                                               -------------
            TOTAL INVESTMENTS AT MARKET VALUE--109.1%
              (Cost $63,814,492).............................     65,795,397
            OTHER LIABILITIES IN EXCESS OF ASSETS--(9.1%)....     (5,473,443)
                                                               -------------
            NET ASSETS--100.0%...............................  $  60,321,954
                                                               =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                     VALUE
  SHARES                                                           (NOTE 1)
----------                                                       -------------
            COMMON STOCKS--89.5%
            AEROSPACE & DEFENSE--0.1%
    30,500  Orbital Sciences Corp.*............................  $    125,965
                                                                 ------------
            AUTOMOTIVE--0.5%
    21,300  Autoliv, Inc.......................................       432,603
                                                                 ------------
            BUILDING MATERIALS--0.6%
    31,900  Ingram Micro, Inc.*................................       552,508
                                                                 ------------
            CHEMICALS--1.5%
    22,200  B.F. Goodrich Co...................................       590,964
    51,800  IMC Global, Inc....................................       673,400
                                                                 ------------
                                                                    1,264,364
                                                                 ------------
            COMMERCIAL SERVICES--9.8%
    32,000  Bright Horizons Family Solutions, Inc.*............       895,680
    19,400  Core Laboratories N.V.*............................       271,988
    27,600  DiamondCluster International, Inc.--Class A*.......       361,560
    45,700  EGL, Inc.*+........................................       637,515
    34,100  Fluor Corp.........................................     1,275,340
    10,400  Gene Logic, Inc.*..................................       195,936
    11,600  Jacobs Engineering Group*..........................       765,600
    19,300  KPMG Consulting, Inc.*.............................       319,801
    90,000  Lo-Jack Corp.*.....................................       490,500
    22,800  Massey Energy Co...................................       472,644
    14,100  Omnicare, Inc......................................       350,808
    30,300  Profit Recovery Group International, Inc.*+........       246,945
    47,300  Republic Services, Inc.--Class A*..................       944,581
    29,200  Ritchie Bros. Auctioneers*.........................       726,496
    21,800  Wind River Systems, Inc.*..........................       390,438
                                                                 ------------
                                                                    8,345,832
                                                                 ------------
            COMMUNICATIONS--3.9%
    26,000  ADC Telecommunications, Inc.*......................       119,600
    19,200  Andrew Corp.*......................................       420,288
    15,200  Arris Group, Inc.+.................................       148,352
    95,400  Aspect Communications Corp.*.......................       370,152
    56,700  Harmonic, Inc.*+...................................       681,534
    41,200  Intervoice, Inc.*..................................       527,360
     5,900  PanAmSat Corp.*....................................       129,092
    30,000  Powerwave Technologies, Inc.*......................       518,400
                                                                     VALUE
  SHARES                                                           (NOTE 1)
----------                                                       -------------
            COMMUNICATIONS (CONTINUED)
     4,300  Scientific-Atlanta, Inc............................  $    102,942
    69,400  Sonus Networks, Inc.*..............................       320,628
                                                                 ------------
                                                                    3,338,348
                                                                 ------------
            COMPUTER SOFTWARE & PROCESSING--10.4%
    58,100  Acxiom Corp.*......................................     1,015,007
    63,800  Ansoft Corp.*......................................       931,480
    82,700  Ascential Software Corp.*..........................       334,935
    24,500  Documentum, Inc.*..................................       532,140
    36,400  E.piphany, Inc.*...................................       317,044
    38,800  Informatica Corp.*.................................       562,988
    72,500  Information Resources, Inc.*.......................       601,750
    29,500  Inforte Corp.*.....................................       412,115
    22,300  Interwoven, Inc.*..................................       217,202
    42,500  Legato Systems, Inc.*..............................       551,225
    48,200  MarketWatch.com, Inc.*.............................       158,578
    30,100  MRO Software, Inc.*................................       703,738
    59,300  Parametric Technology Co.*.........................       463,133
    28,400  Perot Systems Corp.--Class A*......................       579,928
    19,200  Sykes Enterprises, Inc.*...........................       179,328
    10,200  Synopsys, Inc.+....................................       602,514
    11,400  TIBCO Software, Inc.*..............................       170,202
    88,700  Vitria Technology, Inc.*...........................       566,793
                                                                 ------------
                                                                    8,900,100
                                                                 ------------
            COMPUTERS & INFORMATION--1.7%
    21,600  Apple Computer, Inc.*..............................       473,040
    26,400  Cirrus Logic, Inc.*................................       349,008
    44,700  Indigo NV*.........................................       316,476
     9,800  Seagate Technology International, Inc., Rights*....             0
    56,400  Western Digital*...................................       353,628
                                                                 ------------
                                                                    1,492,152
                                                                 ------------
            CONTAINERS & PACKAGING--1.4%
   232,000  Crown Cork & Seal, Inc.*...........................       589,280
    34,600  Pactiv Corp.*......................................       614,150
                                                                 ------------
                                                                    1,203,430
                                                                 ------------
            ELECTRIC UTILITIES--0.6%
    49,600  Citizens Communications Co.*+......................       528,736
                                                                 ------------
            ELECTRICAL EQUIPMENT--5.4%
    86,700  Artesyn Technologies, Inc.*........................       807,177

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                     VALUE
  SHARES                                                           (NOTE 1)
----------                                                       -------------
            ELECTRICAL EQUIPMENT (CONTINUED)
    49,300  SBS Technologies, Inc.*............................  $    718,301
   286,300  UCAR International, Inc.*..........................     3,063,410
                                                                 ------------
                                                                    4,588,888
                                                                 ------------
            ELECTRONICS--12.6%
    14,800  Analog Devices, Inc.*..............................       656,972
    14,600  Applied Micro Circuits Corp.*......................       165,272
    54,200  Atmel Corp.*.......................................       429,264
    19,000  Benchmark Electronics, Inc.*.......................       360,240
    14,500  Cree, Inc.*+.......................................       427,170
    24,100  Harman International Industries, Inc...............     1,086,910
    18,700  Harris Corp........................................       570,537
     9,400  Hutchinson Technology Inc.*........................       218,268
    28,780  Lattice Semiconductor Corp.*.......................       592,005
    31,660  LSI Logic Corp.*+..................................       499,595
    18,500  LTX Corp.*+........................................       387,390
    13,300  Mercury Computer Systems, Inc.*....................       520,163
     8,700  National Semiconductor Corp.*......................       267,873
    23,500  Oak Technology, Inc.*..............................       323,125
    27,100  Power Integrations, Inc.*+.........................       618,964
    31,500  Power-One, Inc.*...................................       327,915
   220,400  Read-Rite Corp.*...................................     1,456,844
    32,800  Sanmina-Sci Corp.*.................................       652,720
    30,900  SIPEX Corp.*+......................................       397,065
    49,260  Trimble Navigation, Ltd.*+.........................       798,505
                                                                 ------------
                                                                   10,756,797
                                                                 ------------
            ENTERTAINMENT & LEISURE--3.3%
    34,800  Callaway Golf Co...................................       666,420
    87,000  Hasbro, Inc........................................     1,412,010
    48,200  Six Flags, Inc.*+..................................       741,316
                                                                 ------------
                                                                    2,819,746
                                                                 ------------
            FINANCIAL SERVICES--3.4%
    40,500  Ameritrade Holding Corp.*..........................       239,760
    91,400  E*TRADE Group, Inc.*+..............................       936,850
    25,650  Investment Technology Group, Inc.*.................     1,002,145
    31,800  Knight Trading Group, Inc.*........................       350,436
    10,200  Waddell & Reed Financial, Inc.--Class A............       328,440
                                                                 ------------
                                                                    2,857,631
                                                                 ------------
                                                                     VALUE
  SHARES                                                           (NOTE 1)
----------                                                       -------------
            FOREST PRODUCTS & PAPER--2.1%
    56,200  Packaging Corp. of America*........................  $  1,020,030
    47,600  Smurfit-Stone Container Corp.*.....................       760,172
                                                                 ------------
                                                                    1,780,202
                                                                 ------------
            HEALTH CARE PROVIDERS--1.0%
    15,200  Express Scripts, Inc.--Class A*....................       710,752
     3,800  Sunrise Assisted Living, Inc.*+....................       110,618
                                                                 ------------
                                                                      821,370
                                                                 ------------
            HEAVY CONSTRUCTION--2.3%
    48,200  Chicago Bridge & Iron Co. N.V......................     1,286,940
    41,500  Willbros Group, Inc.*..............................       664,000
                                                                 ------------
                                                                    1,950,940
                                                                 ------------
            HEAVY MACHINERY--3.5%
    49,593  Albany International Corp.--Class A*...............     1,076,168
    23,800  Flowserve Corp.*...................................       633,318
    19,100  Kaydon Corp........................................       433,188
    15,800  Lam Research Corp.*................................       366,876
    11,500  York International Corp............................       438,495
                                                                 ------------
                                                                    2,948,045
                                                                 ------------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES--0.4%
    20,300  Clayton Homes, Inc.+...............................       347,130
                                                                 ------------
            INSURANCE--0.8%
    23,700  HCC Insurance Holdings, Inc.+......................       652,935
                                                                 ------------
            MEDIA--BROADCASTING & PUBLISHING--1.1%
    21,172  Adelphia Communications Corp.--Class A*+...........       660,143
    14,800  Charter Communications, Inc.--Class A*+............       243,164
                                                                 ------------
                                                                      903,307
                                                                 ------------
            MEDICAL SUPPLIES--3.0%
    12,100  Applera Corp.--Applied Biosystems Group............       475,167
    62,100  Endocardial Solutions, Inc.*.......................       329,130
     9,700  Intermagnetics General Corp.*......................       251,230
     9,900  PerkinElmer, Inc...................................       346,698

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                                     VALUE
  SHARES                                                           (NOTE 1)
----------                                                       -------------
            MEDICAL SUPPLIES (CONTINUED)
    41,600  STERIS Corp.*......................................  $    760,032
    34,500  Visible Genetics, Inc.*+...........................       384,675
                                                                 ------------
                                                                    2,546,932
                                                                 ------------
            METALS--3.0%
    37,180  AK Steel Holding Corp..............................       423,108
    54,850  Allegheny Technologies, Inc........................       918,738
    38,100  Northwest Pipe Co.*................................       622,935
    19,700  Precision Castparts Corp...........................       556,525
                                                                 ------------
                                                                    2,521,306
                                                                 ------------
            MINING--0.6%
    21,600  Arch Coal, Inc.....................................       490,320
                                                                 ------------
            OIL & GAS--7.2%
    16,000  Anadarko Petroleum Corp.+..........................       909,600
    47,600  Arena Pharmaceuticals, Inc.*.......................       572,628
    38,800  Chiles Offshore, Inc.*.............................       771,732
    13,380  Noble Drilling Corp.*+.............................       455,455
    84,300  Ocean Energy, Inc..................................     1,618,560
     3,700  PanCanadian Energy Corp.*..........................        96,200
    17,900  Swift Energy Co.*..................................       361,580
    21,400  Talisman Energy, Inc...............................       809,990
    16,100  Transocean Sedco Forex, Inc........................       544,502
                                                                 ------------
                                                                    6,140,247
                                                                 ------------
            PHARMACEUTICALS--0.3%
    22,600  Guilford Pharmaceuticals, Inc.*....................       271,200
                                                                 ------------
            REAL ESTATE--0.1%
     4,000  Jones Lang LaSalle, Inc.*..........................        72,200
                                                                 ------------
                                                                     VALUE
  SHARES                                                           (NOTE 1)
----------                                                       -------------
            RESTAURANTS--1.6%
   109,000  CKE Restaurants, Inc.*.............................  $    986,450
    17,100  Triarc Co.*........................................       415,530
                                                                 ------------
                                                                    1,401,980
                                                                 ------------
            RETAILERS--3.0%
     8,500  99 Cents Only Stores*..............................       323,850
    20,300  American Eagle Outfitters, Inc.*+..................       531,251
     2,700  BJ's Wholesale Club, Inc.*.........................       119,070
    36,100  Claire's Stores, Inc...............................       545,110
    33,700  Dollar Tree Stores, Inc.*+.........................     1,041,667
                                                                 ------------
                                                                    2,560,948
                                                                 ------------
            TEXTILES, CLOTHING & FABRICS--1.8%
    27,900  Delta & Pine Land Co...............................       631,377
   125,000  Unifi, Inc.*.......................................       906,250
                                                                 ------------
                                                                    1,537,627
                                                                 ------------
            TRANSPORTATION--2.5%
    22,000  Kirby Corp.*.......................................       606,100
    11,500  Swift Transportation Co., Inc.*+...................       247,365
    10,400  Teekay Shipping Corp...............................       362,440
    73,680  Wabtec Corp........................................       906,264
                                                                 ------------
                                                                    2,122,169
                                                                 ------------
            TOTAL COMMON STOCKS (Cost $72,256,276).............  $ 76,275,958
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

   PAR                                                              VALUE
  AMOUNT                                    COUPON   MATURITY     (NOTE 1)
----------                                  ------  ----------  -------------
            SHORT-TERM INVESTMENTS--13.4%
$4,795,420  Fleet National Bank++.........  1.950%  04/30/2002  $  4,795,420
 2,719,204  Merrill Lynch++...............  1.920%  01/02/2002     2,719,204
 1,932,640  Merrimac Money Market
              Fund++......................  2.140%         N/A     1,932,640
 1,942,288  U.S. Bank NA++................  1.590%  11/06/2002     1,942,288
                                                                ------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $11,389,552)...    11,389,552
                                                                ------------
            TOTAL INVESTMENTS AT MARKET VALUE--102.9%
              (Cost $83,645,828)..............................    87,665,510
            OTHER LIABILITIES IN EXCESS OF ASSETS--(2.9%).....    (2,455,851)
                                                                ------------
            NET ASSETS--100.0%................................  $ 85,209,659
                                                                ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   PAR                                                                                 VALUE
  AMOUNT                                                         COUPON  MATURITY    (NOTE 1)
----------                                                       ------  --------  -------------
            DOMESTIC BONDS & DEBT SECURITIES--81.8%
            ASSET BACKED SECURITIES--34.7%
$  600,000  Brazos Student Loan Finance Corp., Ser. 1994-A,
              Class B1 (FR)....................................  5.090%   6/1/19   $    599,809
   947,070  Centex Home Equity, Ser. 2001-A, Class A1..........  5.640%  2/25/16        956,244
   267,905  Chevy Chase Auto Receivables Trust, Ser. 1998-1,
              Class A..........................................  5.970%  10/20/04       271,264
   427,891  CIT RV Trust, Ser. 1996-A, Class A.................  5.400%  12/15/11       437,351
   239,240  Compass Auto Receivable Trust, Ser. 1998-A, Class
              A3...............................................  5.900%  5/15/04        239,745
   849,304  Daimler Chrysler Auto Trust, Ser. 2000-E, Class
              A2...............................................  6.210%  12/8/03        863,974
   183,425  Green Tree Home Equity Loan Trust, Ser. 1999-C,
              Class A2.........................................  6.670%  7/15/30        185,199
   355,101  Ikon Receivables LLC, Ser. 1999-1, Class A3........  5.990%  5/15/05        358,341
   185,613  IMC Home Equity Loan Trust, Ser. 1996-4, Class
              A4...............................................  7.110%  8/25/14        187,430
 1,000,000  Metris Master Trust, Ser. 2000-2, Class B..........  4.210%  1/22/07        990,306
   600,000  National Premier Financial Services, Inc., Ser.
              2000-2, Class B (FR).............................  4.595%  10/1/03        599,400
 1,000,000  National Premier Financial Services, Inc., Ser.
              2001-2A, Class A (FR)............................  3.238%   6/1/04        996,875
 1,690,949  Navistar Financial Corp. Owner Trust, Ser. 2001-A,
              Class A2.........................................  4.470%  3/15/04      1,709,180
   622,000  Nellie Mae, Inc., Ser. 1996-1, Class CTFS (FR).....  4.455%  12/15/18       626,289
 1,000,000  People's Bank Credit Card Master Trust, Ser.
              1997-2, Class B..................................  3.970%  4/15/05        999,921
   287,980  Premier Auto Trust, Ser. 1998-1, Class A4..........  5.700%  10/6/02        288,295
   369,590  Premier Auto Trusts, Ser. 1999-3, Class A-3........  6.270%   4/8/03        372,951
 1,250,000  Residential Asset Securities Corp. - Ser. 1999-KS4,
              Class AI3........................................  6.940%  4/25/25      1,294,727
 1,290,000  Sears Credit Account Master Trust - 1995-5, Class
              A................................................  6.050%  1/15/08      1,334,456
   500,000  Team Fleet Financing Corp., Ser. 1999-3A, Class
              B................................................  6.900%  7/25/03        514,153
    14,600  Tiers Amex Semiconductor Trust Certificates, Ser.
              2000-2014........................................          11/22/05       127,020
    18,900  Tiers Amex Telecom Trust Certificates, Ser.
              2000-7...........................................          3/21/05        157,342
    70,700  Tiers NASDAQ 100 Trust Certificates, Ser. 2000-3...          7/29/05        598,829
   582,364  WFS Financial Owner Trust, Ser. 1998-C, Class A4...  5.750%  8/20/03        587,987
                                                                                   ------------
                                                                                     15,297,088
                                                                                   ------------
            CORPORATE DEBT--15.9%
 1,000,000  Bear Stearns Cos., Inc. (FR)(a)....................  2.346%  5/16/03        999,323
   245,000  CIT Group, Inc. (FR)(a)............................  4.150%  5/31/02        245,113
 1,500,000  CIT Group, Inc. (FR)...............................  2.506%  2/28/03      1,500,602
 1,000,000  Ford Motor Credit Co. (FR).........................  4.110%  7/19/04        960,059
   250,000  General Motors Acceptance Corp. (FR)(a)............  3.830%  4/29/02        249,239
 1,250,000  General Motors Acceptance Corp. (FR)(a)............  2.740%  7/21/04      1,208,885
 1,350,000  Household Finance Corp. (FR)(a)....................  4.178%  6/17/05      1,343,401
   500,000  Toronto-Dominion Bank - NY (FR)....................  4.308%   8/4/03        515,416
                                                                                   ------------
                                                                                      7,022,038
                                                                                   ------------
            MORTGAGE BACKED SECURITIES--18.1%
   414,022  Bear Stearns Commercial Mortgage Securities , Ser.
              1994-CLF1 Class A1...............................  6.730%  5/20/30        425,370
 1,000,000  Chase Funding Mortgage Loan Ser. 1998-2, Class
              IA3..............................................  5.980%  4/25/22      1,022,826
   408,735  Federal Home Loan Mortgage Corp., Ser. 1129, Class
              G................................................  6.750%  8/15/20        412,260
   159,413  Federal Home Loan Mortgage Corp., Ser. 1265, Class
              J................................................  7.000%  6/15/21        159,880
   195,724  Federal Home Loan Mortgage Corp., Ser. 1448, Class
              G................................................  7.950%  7/15/06        196,665
   233,806  Federal Home Loan Mortgage Corp., Ser. 1513, Class
              K................................................  6.500%  8/15/06        235,330

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

   PAR                                                                                 VALUE
  AMOUNT                                                         COUPON  MATURITY    (NOTE 1)
----------                                                       ------  --------  -------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$  268,700  Federal Home Loan Mortgage Corp., Ser. 1544, Class
              L (FR)...........................................  4.300%  7/15/08   $    272,129
   442,588  Federal Home Loan Mortgage Corp., Ser. 1554, Class
              LA (FR)..........................................  4.300%  8/15/08        447,017
   348,517  Federal Home Loan Mortgage Corp., Ser. 1559, Class
              VP...............................................  5.500%  2/15/20        351,889
   490,422  Federal Home Loan Mortgage Corp., Ser. 1716, Class
              PL...............................................  6.170%  9/15/07        495,637
    48,869  Federal Home Loan Mortgage Corp., Ser. 2125, Class
              OA...............................................  6.000%  7/15/08         48,854
   205,543  Federal National Mortgage Association, Ser.
              1993-56, Class PE................................  6.400%  7/25/18        207,010
   163,876  Federal National Mortgage Association, Ser.
              1993-61, Class G.................................  6.500%  11/25/18       164,555
   130,834  Federal National Mortgage Association, Ser.
              1998-43, Class FC................................  2.260%  7/18/28        130,926
 1,500,000  Federal National Mortgage Association, Ser. G93-66,
              Class J..........................................  7.000%  11/25/21     1,546,500
   723,332  General Electric Capital Mortgage Services, Inc.,
              Ser. 1993-16, Class A7...........................  6.250%  12/25/23       727,175
   583,278  General Electric Capital Mortgage Services, Inc.,
              Ser. 1998-10, Class 1A2..........................  6.500%  5/25/28        589,476
   216,137  Prudential Home Mortgage Securites, Ser. 1994-19,
              Class A7.........................................  6.800%  5/25/24        216,370
   335,885  Residential Funding Mortgage Securities Ser.
              1999-S5, Class A2................................  6.000%  2/25/29        337,952
    12,792  Washington Mutual, Ser. 2001-WM4, Class A9.........  7.000%  11/20/29        12,778
                                                                                   ------------
                                                                                      8,000,599
                                                                                   ------------
            EQUITY LINKED SECURITIES--13.1%
    46,100  Bear Stearns, S&P 500 Index Equity Linked Notes............  5/20/03        230,500
   113,600  Merrill Lynch, Nikkei 225 Index (MITTS)....................  6/14/02      1,115,552
    62,300  Merrill Lynch, Nikkei 225 Index (MITTS)+...................  9/20/02        606,179
     1,000  Merrill Lynch, Nikkei 225 Index (MITTS)+...................  3/30/07          7,770
    22,100  Merrill Lynch, U.S. Domestic Master Index Equity Linked
              Notes....................................................  12/19/02       457,470
   151,700  Morgan Stanley, Home Depot, Inc. (PERQS)...................  5/30/02      1,949,345
     2,400  Morgan Stanley, S&P 500 (BRIDGES)..........................  12/31/03        26,592
    36,250  Salomon Smith Barney, Juniper Networks Equity Linked
              Notes*...................................................  5/31/02        151,163
   103,900  Salomon Smith Barney, Nikkei 225 Index Equity Linked
              Notes....................................................  8/20/02      1,018,220
     8,400  Salomon Smith Barney, S&P 500 Index Equity Linked Notes....  3/11/02        181,440
       800  Salomon Smith Barney, S&P 500 Index Equity Linked Notes+...   1/1/03         14,652
     1,100  Salomon Smith Barney, S&P 500 Index Equity Linked Notes....  12/30/05           105
                                                                                   ------------
                                                                                      5,758,988
                                                                                   ------------
            TOTAL DOMESTIC BONDS & DEBT SECURITIES (Cost $35,761,164)............    36,078,713
                                                                                   ------------

  SHARES
----------
            INVESTMENT COMPANIES--1.5%
    45,100  Nations Government Income Term Trust 2003............................       455,510
    21,000  Nations Government Income Term Trust 2004............................       213,570
                                                                                   ------------
            TOTAL INVESTMENT COMPANIES (Cost $664,775)...........................       669,080
                                                                                   ------------
            COMMON STOCKS--0.3%
     2,000  EMC Corp.*...........................................................        26,880
     6,000  Juniper Networks, Inc.*..............................................       113,700
                                                                                   ------------
            TOTAL COMMON STOCKS (Cost $155,836)..................................       140,580
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

                                                    STRIKE  EXPIRATION                 VALUE
                                                    PRICE      DATE     CONTRACTS    (NOTE 1)
                                                    ------  ----------  ---------  -------------
             PURCHASED PUT OPTIONS--3.4%
             EMC Corp.............................  $20.00    1/18/03       20     $     15,600
             Home Depot, Inc (The)................   70.00    1/18/03      365          711,750
             Home Depot, Inc (The)................   55.00    1/18/03      170          144,500
             Juniper Networks, Inc................   60.00    1/18/03      150          615,000
                                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS (Cost $1,551,520).......................     1,486,850
                                                                                   ------------

   PAR
  AMOUNT                                                        COUPON  MATURITY
----------                                                      ------  --------
            SHORT-TERM INVESTMENTS--0.8%
$   79,082  Fleet National Bank++.............................  1.950%  4/30/02          79,082
    44,931  Merrill Lynch++...................................  1.920%   1/2/02          44,931
    32,093  Merrimac Money Market Fund++......................  2.140%      N/A          32,093
    32,094  U.S. Bank NA++....................................  1.590%  11/6/02          32,094
    20,000  U.S. Treasury Bill(a)+++..........................  2.150%  1/10/02          19,989
    75,000  U.S. Treasury Bill(a)+++..........................  2.200%  1/10/02          74,959
    35,000  U.S. Treasury Bill(a)+++..........................  1.770%   2/7/02          34,936
    35,000  U.S. Treasury Bill(a)+++..........................  1.810%   2/7/02          34,935
                                                                                  -------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $353,019)........................        353,019
                                                                                  -------------


             TOTAL INVESTMENTS AT MARKET VALUE--87.8%
               (Cost $38,486,314)...............................................     38,728,242
             OTHER ASSETS IN EXCESS OF LIABILITIES--12.2%.......................      5,388,637
                                                                                  -------------
             NET ASSETS--100.00%................................................  $  44,116,879
                                                                                  =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

FR--Floating Rate Securities
MITTS--Market Index Target-Term Securities
PERQS--Performance Equity-Linked Quarterly-Pay Securities
BRIDGES--Broad Index Guarded Equity-Linked Securities
*    Non-Income Producing Security
(a)  Held as collateral for open futures contracts (Note 6).
+    Denotes all or a portion of security on loan (Note 1).
++   Represents collateral received from securities lending transactions.
+++  Rate noted is yield to maturity.
Percentages indicated are based on net assets

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                             BRANDES                      FRONTIER CAPITAL  CLIFTON ENHANCED
                                          INTERNATIONAL    TURNER CORE      APPRECIATION      U.S. EQUITY
                                           EQUITY FUND     GROWTH FUND          FUND              FUND
                                          --------------  --------------  ----------------  ----------------
ASSETS:
  Investments, at value (Note
    1)*/**--see accompanying Portfolio
    of Investments......................  $ 132,228,336   $  65,795,397     $  87,665,510     $  38,728,242
  Cash..................................      2,331,037         628,996         9,203,911         6,642,591
  Receivable from:
    Securities sold.....................             --         189,566                --                --
    Capital stock subscriptions.........         25,928           1,277             6,754            32,722
    Dividends and interest..............        241,473          30,598            44,828           129,373
                                          -------------   -------------     -------------     -------------
        Total assets....................    134,826,774      66,645,834        96,921,003        45,532,928
                                          -------------   -------------     -------------     -------------
LIABILITIES:
  Payable for:
    Securities purchased................             --         118,206            74,824           786,567
    Capital stock redemptions...........         10,038          15,007            27,254                26
    Investment Adviser, net (Note 2)....        191,460          51,054           166,849            16,035
    Payable for daily variation margin
      on open financial futures
      contracts (Note 6)................             --              --                --           382,950
    Collateral for securities loaned
      (Note 1)..........................     11,654,509       6,087,679        11,389,552           188,200
    Accrued expenses and other
      liabilities.......................         64,547          51,934            52,865            42,271
                                          -------------   -------------     -------------     -------------
        Total liabilities...............     11,920,554       6,323,880        11,711,344         1,416,049
                                          -------------   -------------     -------------     -------------
NET ASSETS..............................  $ 122,906,220   $  60,321,954     $  85,209,659     $  44,116,879
                                          =============   =============     =============     =============
NET ASSETS CONSIST OF:
  Paid-in capital.......................  $ 134,995,300   $  76,019,173     $  88,152,394     $  52,946,153
  Undistributed net investment income
    (distributions in excess of net
    investment income)..................         75,477              --                --          (215,652)
  Accumulated net realized (loss) on
    investments, foreign currency
    transactions, and option and futures
    contracts...........................       (665,843)    (17,678,124)       (6,962,417)       (9,386,950)
  Net unrealized appreciation
    (depreciation) on investments,
    futures contracts, and net other
    assets..............................    (11,498,714)      1,980,905         4,019,682           773,328
                                          -------------   -------------     -------------     -------------
NET ASSETS..............................  $ 122,906,220   $  60,321,954     $  85,209,659     $  44,116,879
                                          =============   =============     =============     =============
SHARES OUTSTANDING......................      9,933,488       4,500,329         5,033,758         3,254,304
                                          =============   =============     =============     =============
Net asset value, offering price and
  redemption price per share............  $       12.37   $       13.40     $       16.93     $       13.56
                                          =============   =============     =============     =============

 * Cost of investments..................  $ 143,728,859   $  63,814,492     $  83,645,828     $  38,486,314
** Includes securities on loan with
   market values of.....................  $  11,134,893   $   5,895,447     $  10,856,872     $     183,130

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                             BRANDES                      FRONTIER CAPITAL  CLIFTON ENHANCED
                                          INTERNATIONAL    TURNER CORE      APPRECIATION      U.S. EQUITY
                                           EQUITY FUND     GROWTH FUND          FUND              FUND
                                          --------------  --------------  ----------------  ----------------
INVESTMENT INCOME:
  Interest*.............................  $     148,513   $      35,081     $     278,413     $   1,697,597
  Dividends**...........................      2,535,899         324,507           233,313           220,456
                                          -------------   -------------     -------------     -------------
        Total investment income.........      2,684,412         359,588           511,726         1,918,053
                                          -------------   -------------     -------------     -------------
EXPENSES:
  Investment Advisory fee (Note 2)......        790,707         197,913           697,591           152,083
  Custody and administration fees.......        197,036         147,521           122,026           109,923
  Professional fees.....................         30,062          25,465            26,412            24,418
  Shareholder reporting.................         19,412           6,839            13,669             7,510
  Directors' fees and expenses..........         14,612           8,026            11,158             5,397
  Amortization of organization costs....            177             177               177               177
  Other.................................         13,605           8,320            11,762             8,959
                                          -------------   -------------     -------------     -------------
        Total expenses..................      1,065,611         394,261           882,795           308,467
                                          -------------   -------------     -------------     -------------
  Less: Expenses reimbursable by the
    Adviser (Note 2)....................        (11,836)        (86,396)               --           (56,713)
                                          -------------   -------------     -------------     -------------
  Net operating expenses................      1,053,775         307,865           882,795           251,754
                                          -------------   -------------     -------------     -------------
NET INVESTMENT INCOME (LOSS)............      1,630,637          51,723          (371,069)        1,666,299
                                          -------------   -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment transactions.............      3,759,593     (15,087,241)       (5,705,515)         (528,544)
    Foreign currency transactions.......        (22,067)             --                --                --
    Options contracts...................             --              --                --           593,189
    Futures contracts...................             --              --                --        (8,058,081)
                                          -------------   -------------     -------------     -------------
        Net realized gain (loss)........      3,737,526     (15,087,241)       (5,705,515)       (7,993,436)
                                          -------------   -------------     -------------     -------------
  Net change in unrealized appreciation
    (depreciation) on:
    Investments.........................    (19,133,305)      2,911,629         5,155,691          (236,665)
    Forward currency and net other
      assets............................         (3,123)             --                --              (642)
    Options contracts...................             --              --                --             1,040
    Futures contracts...................             --              --                --         1,344,075
                                          -------------   -------------     -------------     -------------
        Net change in unrealized
          appreciation (depreciation)...    (19,136,428)      2,911,629         5,155,691         1,107,808
                                          -------------   -------------     -------------     -------------
NET REALIZED AND UNREALIZED LOSS........    (15,398,902)    (12,175,612)         (549,824)       (6,885,628)
                                          -------------   -------------     -------------     -------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $ (13,768,265)  $ (12,123,889)    $    (920,893)    $  (5,219,329)
                                          =============   =============     =============     =============

 * Net of securities lending of:........  $      55,133   $       8,053     $      30,791     $       1,591

** Net of foreign taxes withheld of:....  $     286,012   $         358     $       1,273     $          --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                              BRANDES INTERNATIONAL                TURNER CORE
                                                   EQUITY FUND                     GROWTH FUND
                                          ------------------------------  ------------------------------
                                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               2001            2000            2001            2000
                                          --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income.................  $   1,630,637   $   1,099,097   $      51,723   $      22,019
  Net realized gain (loss) on
    investments, and foreign currency
    transactions........................      3,737,526       5,734,229     (15,087,241)      3,004,002
  Net change in unrealized appreciation
    (depreciation) on investments,
    forward currency contracts, foreign
    currency, and other assets..........    (19,136,428)     (1,488,751)      2,911,629      (9,808,511)
                                          -------------   -------------   -------------   -------------
        Net increase (decrease) in net
          assets resulting from
          operations....................    (13,768,265)      5,344,575     (12,123,889)     (6,782,490)
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............     (1,559,283)     (1,048,717)        (62,002)        (12,463)
  In excess of net investment income....             --              --          (3,434)             --
  From net realized capital gains.......     (3,956,994)     (6,431,201)             --      (5,957,446)
  In excess of net realized capital
    gains...............................       (689,126)             --              --              --
                                          -------------   -------------   -------------   -------------
        Total distributions to
          shareholders..................     (6,205,403)     (7,479,918)        (65,436)     (5,969,909)
                                          -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold.............     72,803,498      51,829,281      49,054,181      51,409,470
  Net asset value of shares issued on
    reinvestment of distributions.......      6,205,403       7,479,918          65,436       5,969,909
  Cost of shares repurchased............    (32,420,876)     (9,389,528)    (19,294,413)    (54,866,484)
                                          -------------   -------------   -------------   -------------
        Net increase in net assets
          resulting from Fund share
          transactions..................     46,588,025      49,919,671      29,825,204       2,512,895
                                          -------------   -------------   -------------   -------------
TOTAL CHANGE IN NET ASSETS..............     26,614,357      47,784,328      17,635,879     (10,239,504)
NET ASSETS:
  Beginning of year.....................     96,291,863      48,507,535      42,686,075      52,925,579
                                          -------------   -------------   -------------   -------------
  End of year*..........................  $ 122,906,220   $  96,291,863   $  60,321,954   $  42,686,075
                                          =============   =============   =============   =============

* Including undistributed net investment
  income (distributions in excess of net
  investment income) of:................  $      75,477   $      31,386   $          --   $      10,279

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 FRONTIER CAPITAL             CLIFTON ENHANCED U.S.
                                                APPRECIATION FUND                  EQUITY FUND
                                          ------------------------------  ------------------------------
                                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               2001            2000            2001            2000
                                          --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)..........  $    (371,069)  $    (146,912)  $   1,666,299   $     860,545
  Net realized gain (loss) on
    investments, and option and futures
    contracts...........................     (5,705,515)     14,603,576      (7,993,436)        930,989
  Net change in unrealized appreciation
    (depreciation) on investments and
    option and futures contracts, and
    other assets........................      5,155,691     (13,516,114)      1,107,808      (4,536,113)
                                          -------------   -------------   -------------   -------------
        Net increase (decrease) in net
          assets resulting from
          operations....................       (920,893)        940,550      (5,219,329)     (2,744,579)
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............             --              --      (1,696,951)       (889,357)
  In excess of net investment income....             --              --        (229,664)             --
  From net realized capital gains.......             --     (16,357,231)             --      (2,935,984)
  In excess of net realized capital
    gains...............................       (689,614)             --              --              --
                                          -------------   -------------   -------------   -------------
        Total distributions to
          shareholders..................       (689,614)    (16,357,231)     (1,926,615)     (3,825,341)
                                          -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold.............     68,349,741      58,149,467      37,741,916      12,737,338
  Net asset value of shares issued on
    reinvestment of distributions.......        689,614      16,357,231       1,926,615       3,825,341
  Cost of shares repurchased............    (50,428,371)    (38,800,197)    (15,963,779)     (5,298,169)
                                          -------------   -------------   -------------   -------------
        Net increase in net assets
          resulting from Fund share
          transactions..................     18,610,984      35,706,501      23,704,752      11,264,510
                                          -------------   -------------   -------------   -------------
TOTAL CHANGE IN NET ASSETS..............     17,000,477      20,289,820      16,558,808       4,694,590
NET ASSETS:
  Beginning of year.....................     68,209,182      47,919,362      27,558,071      22,863,481
                                          -------------   -------------   -------------   -------------
  End of year*..........................  $  85,209,659   $  68,209,182   $  44,116,879   $  27,558,071
                                          =============   =============   =============   =============

* Including undistributed net investment
  income (distributions in excess of net
  investment income) of:................  $          --   $       1,740   $    (215,652)  $      29,720

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 BRANDES INTERNATIONAL EQUITY FUND
                                                --------------------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                    2001          2000          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $  14.95      $ 15.52       $ 10.84       $  9.96        $ 9.88
                                                  --------      -------       -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.......................        0.18         0.18          0.10          0.09          0.07
  Net realized and unrealized gain (loss) on
    investments...............................       (2.09)        0.57          5.09          1.44          0.15
                                                  --------      -------       -------       -------        ------
        Total from investment operations......       (1.91)        0.75          5.19          1.53          0.22
                                                  --------      -------       -------       -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..................       (0.17)       (0.18)        (0.09)        (0.06)        (0.07)
  In excess of net investment income..........          --           --            --            --         (0.03)
  From net realized capital gains.............       (0.43)       (1.14)        (0.42)        (0.53)           --
  In excess of net realized capital gains.....       (0.07)          --            --         (0.06)           --
  Tax return of capital.......................          --           --            --            --         (0.04)
                                                  --------      -------       -------       -------        ------
        Total distributions...................       (0.67)       (1.32)        (0.51)        (0.65)        (0.14)
                                                  --------      -------       -------       -------        ------
NET ASSET VALUE, END OF PERIOD................    $  12.37      $ 14.95       $ 15.52       $ 10.84        $ 9.96
                                                  ========      =======       =======       =======        ======
TOTAL RETURN..................................      (12.77)%       4.88%        47.86%        15.37%         2.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...........    $122,906      $96,292       $48,508       $12,383        $6,034
  Net expenses to average daily net assets
    before interest expense...................        1.01%        1.05%         1.24%         1.30%         1.30%
  Net expenses to average daily net assets
    after interest expense....................        1.01%        1.05%         1.24%         1.30%         1.30%
  Net investment income to average daily net
    assets....................................        1.56%        1.59%         1.31%         1.00%         0.83%
  Portfolio turnover rate.....................          20%          18%           19%          116%           74%
  Without the reimbursement of expenses by the
    adviser, the ratio of net expenses and net
    investment income (loss) to average net
    assets would have been:
  Expenses before interest expense............        1.02%        1.19%         1.93%         3.57%         4.93%
  Net investment income (loss)................        1.55%        1.45%         0.61%        (1.27)%       (2.80)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      TURNER CORE GROWTH FUND
                                                --------------------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                    2001          2000          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $ 17.56       $ 22.93       $ 17.84       $ 13.50        $11.60
                                                  -------       -------       -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.......................       0.02          0.01          0.02          0.02          0.04
  Net realized and unrealized gain (loss) on
    investments...............................      (4.16)        (2.48)         6.92          4.64          3.22
                                                  -------       -------       -------       -------        ------
        Total from investment operations......      (4.14)        (2.47)         6.94          4.66          3.26
                                                  -------       -------       -------       -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..................      (0.02)        (0.01)        (0.02)        (0.03)        (0.04)
  From net realized capital gains.............         --         (2.89)        (1.83)        (0.29)        (1.22)
  In excess of net realized capital gains.....         --            --            --            --         (0.10)
                                                  -------       -------       -------       -------        ------
        Total distributions...................      (0.02)        (2.90)        (1.85)        (0.32)        (1.36)
                                                  -------       -------       -------       -------        ------
NET ASSET VALUE, END OF PERIOD................    $ 13.40       $ 17.56       $ 22.93       $ 17.84        $13.50
                                                  =======       =======       =======       =======        ======
TOTAL RETURN..................................     (23.60)%      (11.15)%       40.11%        34.56%        28.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...........    $60,322       $42,686       $52,926       $13,880        $3,820
  Net expenses to average daily net assets
    before interest expense...................       0.70%         0.70%         0.70%         0.70%         0.70%
  Net expenses to average daily net assets
    after interest expense....................       0.70%         0.70%         0.70%         0.70%         0.70%
  Net investment income to average daily net
    assets....................................       0.12%         0.05%         0.19%         0.31%         0.34%
  Portfolio turnover rate.....................        337%          421%          286%          242%          206%
  Without the reimbursement of expenses by the
    adviser, the ratio of net expenses and net
    investment loss to average net assets
    would have been:
  Expenses before interest expense............       0.90%         0.91%         1.40%         3.42%         6.18%
  Net investment loss.........................      (0.08)%       (0.16)%       (0.51)%       (2.41)%       (5.14)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 FRONTIER CAPITAL APPRECIATION FUND
                                                --------------------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                    2001          2000          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $ 17.25       $ 21.12       $ 15.09       $ 14.92       $ 12.52
                                                  -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.........................      (0.07)           --         (0.09)        (0.04)           --
  Net realized and unrealized gain (loss) on
    investments...............................      (0.10)         1.72          6.74          0.29          2.76
                                                  -------       -------       -------       -------       -------
        Total from investment operations......      (0.17)         1.72          6.65          0.25          2.76
                                                  -------       -------       -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized capital gains.............         --         (5.59)        (0.62)        (0.08)        (0.36)
  In excess of net realized capital gains.....      (0.15)           --            --            --            --
                                                  -------       -------       -------       -------       -------
        Total distributions...................      (0.15)        (5.59)        (0.62)        (0.08)        (0.36)
                                                  -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD................    $ 16.93       $ 17.25       $ 21.12       $ 15.09       $ 14.92
                                                  =======       =======       =======       =======       =======
TOTAL RETURN..................................      (1.00)%        7.66%        44.17%         1.68%        22.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...........    $85,210       $68,209       $47,919       $31,778       $16,628
  Net expenses to average daily net assets
    before interest expense...................       1.15%         1.15%         1.15%         1.15%         1.15%
  Net expenses to average daily net assets
    after interest expense....................       1.15%         1.15%         1.15%         1.15%         1.15%
  Net investment loss to average daily net
    assets....................................      (0.48)%       (0.23)%       (0.57)%       (0.32)%       (0.13)%
  Portfolio turnover rate.....................         30%          103%           75%           68%           61%
  Without the reimbursement of expenses by the
    adviser, the ratio of net expenses and net
    investment loss to average net assets
    would have been:
  Expenses before interest expense............        N/A          1.23%         1.47%         1.75%         2.86%
  Net investment loss.........................        N/A         (0.31)%       (0.90)%       (0.92)%       (1.84)%

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 CLIFTON ENHANCED U.S. EQUITY FUND
                                                --------------------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                  2001(1)       2000(2)         1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $ 16.32       $ 20.97       $ 18.07       $ 15.09        $11.85
                                                  -------       -------       -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.......................       0.55          0.61          0.10          0.11          0.08
  Net realized and unrealized gain (loss) on
    investments...............................      (2.67)        (2.64)         4.60          3.45          3.78
                                                  -------       -------       -------       -------        ------
        Total from investment operations......      (2.12)        (2.03)         4.70          3.56          3.86
                                                  -------       -------       -------       -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..................      (0.55)        (0.59)        (0.10)        (0.10)        (0.09)
  In excess of net investment income..........      (0.09)           --            --         (0.01)           --
  From net realized capital gains.............         --         (2.03)        (1.70)        (0.35)        (0.53)
  In excess of net realized capital gains.....         --            --            --         (0.12)           --
                                                  -------       -------       -------       -------        ------
        Total distributions...................      (0.64)        (2.62)        (1.80)        (0.58)        (0.62)
                                                  -------       -------       -------       -------        ------
NET ASSET VALUE, END OF PERIOD................    $ 13.56       $ 16.32       $ 20.97       $ 18.07        $15.09
                                                  =======       =======       =======       =======        ======
TOTAL RETURN..................................     (13.02)%       (9.96)%       26.07%        23.69%        32.68%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...........    $44,117       $27,558       $22,863       $15,082        $7,345
  Net expenses to average daily net assets
    before interest expense...................       0.64%         0.69%         0.80%         0.80%         0.80%
  Net expenses to average daily net assets
    after interest expense....................       0.64%         0.69%         0.80%         0.80%         0.80%
  Net investment income to average daily net
    assets....................................       4.20%         3.36%         0.56%         0.80%         1.17%
  Portfolio turnover rate.....................        128%          179%           69%           50%           52%
  Without the reimbursement of expenses by the
    adviser, the ratio of net expenses and net
    investment income (loss) to average net
    assets would have been:
  Expenses before interest expense............       0.78%         1.22%         1.63%         2.34%         5.41%
  Net investment income (loss)................       4.06%         2.83%        (0.26)%       (0.74)%       (3.44)%

(1) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.001%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2) As of May 1, 2000, the Fund achieved its objective through a strategy of investing in securities to create a synthetically enhanced S&P product as noted in Note 1.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 2001, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Security Life of Denver Insurance Co. and Pruco Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500. Clifton Enhanced U.S. Equity Fund's objective is to achieve above-market total return by using a combination of Standard & Poors 500 Composite Stock Price Index futures contracts and a cash portfolio to create a synthetic enhanced S&P 500 product.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

CHANGE IN ACCOUNTING PRINCIPAL

Effective January 1, 2001, the Clifton Enhanced U.S. Equity Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Clifton Enhanced U.S. Equity Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on its total net assets, but resulted in the following reclassification of the components of the net assets as of January 1, 2001, based on the securities held by the Clifton Enhanced U.S. Equity Fund as of that date:

NET UNREALIZED               ACCUMULATED UNDISTRIBUTED NET
APPRECIATION/(DEPRECIATION)        INVESTMENT INCOME
---------------------------  -----------------------------
           $(932)                        $932

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The effect of this change for the year ended December 31, 2001 was to increase the net investment income by $2,897, decrease net unrealized appreciation by $2,272, and decrease net realized gain/loss by $625. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities). If no sale occurs, equities traded on an U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The Clifton Enhanced U.S. Equity Fund

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

may enter into futures transactions to have a 100% exposure to the S&P 500. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

OPTIONS CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

At December 31, 2001, the value of the securities on loan and the value of the related collateral were as follows:

                                           MARKET VALUE OF
                                          LOANED SECURITIES  COLLATERAL VALUE
                                          -----------------  ----------------
Brandes International Equity Fund.......     $11,134,893       $11,654,509
Turner Core Growth Fund.................       5,895,447         6,087,679
Frontier Captital Appreciation Fund.....      10,856,872        11,389,552
Clifton Enhanced U.S. Equity Fund.......         183,130           188,200

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund, Turner Core Growth Fund and Frontier Capital Appreciation Fund elected to defer to their fiscal year ending December 31, 2002, $32,691, $983,650 and $1,107,265 of losses recognized during the period November 1, 2001, to December 31, 2001, respectively.

At December 31, 2001, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund had net capital loss carryforwards of $14,823,176, $4,542,309 and $8,821,862, respectively that expire in 2009.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund.................  1.10% of the first $10 million
                                                    0.95% of the next $10 million
                                                    0.75% of the next $30 million
                                                    0.65% on amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Clifton Enhanced U.S. Equity Fund.................  0.40% of the first $25 million
                                                    0.35% on amounts above $25 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., and The Clifton Group to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund, respectively.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 2001.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, were as follows:

                                          NON-U.S. GOVERNMENT SECURITIES
                                          ------------------------------
                                            PURCHASES         SALES
                                          --------------  --------------
Brandes International Equity Fund.......   $ 63,837,791    $ 19,598,681
Turner Core Growth Fund.................    174,042,813     143,143,635
Frontier Capital Appreciation Fund......     38,262,519      20,654,954
Clifton Enhanced U.S. Equity Fund.......     51,173,443      37,107,244

                                          U.S. GOVERNMENT OBLIGATIONS
                                          ---------------------------
                                            PURCHASES       SALES
                                          -------------  ------------
Turner Core Growth Fund.................   $ 2,612,940    $3,507,713
Clifton Enhanced U.S. Equity Fund.......    10,332,582     6,906,486

At December 31, 2001, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                            TAX BASIS
                                  FEDERAL      TAX BASIS     TAX BASIS      UNREALIZED
                                 INCOME TAX    UNREALIZED    UNREALIZED   APPRECIATION/
                                    COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                ------------  ------------  ------------  --------------
Brandes International Equity
  Fund........................  $144,362,012  $ 6,614,896   $(18,748,572)  $(12,133,676)
Turner Core Growth Fund.......    65,685,788      960,771       (851,162)       109,609
Frontier Capital Appreciation
  Fund........................    84,958,676   11,518,375     (8,811,541)     2,706,834
Clifton Enhanced U.S. Equity
  Fund........................    38,735,778      339,134       (346,670)        (7,536)

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                     BRANDES INTERNATIONAL
                                          EQUITY FUND                 TURNER CORE GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2001             2000             2001             2000
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       5,366,033       3,491,345         3,474,379        2,222,745
Shares repurchased............      (2,375,947)       (619,130)       (1,409,052)      (2,410,476)
Distributions reinvested......         503,128         443,522             4,789          310,051
                                 -------------    ------------     -------------    -------------
Net increase..................       3,493,214       3,315,737         2,070,116          122,320
Fund Shares:
  Beginning of period.........       6,440,274       3,124,537         2,430,213        2,307,893
                                 -------------    ------------     -------------    -------------
  End of period...............       9,933,488       6,440,274         4,500,329        2,430,213
                                 =============    ============     =============    =============

                                        FRONTIER CAPITAL                  CLIFTON ENHANCED
                                       APPRECIATION FUND                  U.S. EQUITY FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2001             2000             2001             2000
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       4,073,168        2,511,635        2,501,129         676,745
Shares repurchased............      (3,034,725)      (1,670,971)      (1,075,720)       (268,244)
Distributions reinvested......          41,000          844,613          140,540         189,539
                                 -------------    -------------    -------------    ------------
Net increase..................       1,079,443        1,685,277        1,565,949         598,040
Fund Shares:
  Beginning of period.........       3,954,315        2,269,038        1,688,355       1,090,315
                                 -------------    -------------    -------------    ------------
  End of period...............       5,033,758        3,954,315        3,254,304       1,688,355
                                 =============    =============    =============    ============

5. ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization and initial registration were completely amortized, during the year ended December 31, 2001.

6. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The Clifton Enhanced U.S. Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to maintain a 100% exposure to the S&P 500 Composite Stock Price Index (the "S&P 500"). The notional or contractual amounts of these instruments represent the investments

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL INSTRUMENTS (CONTINUED)

the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Clifton Enhanced U.S. Equity Fund had the following futures contracts outstanding at December 31, 2001:

                                                                 UNREALIZED
                                                  NOTIONAL     APPRECIATION/
                                     CONTRACTS      VALUE      (DEPRECIATION)
                                     ---------  -------------  --------------
Euro Dollar Futures December
  2002--Short......................        1     $   240,863      $ (4,038)
Euro Dollar Futures June
  2002--Long.......................       24       5,859,600         6,300
Euro Dollar Futures March
  2002--Short......................        4         980,250       (27,387)
Euro Dollar Futures September
  2002--Short......................        1         242,675        (4,925)
S&P 500 Index Futures June
  2002--Long.......................      159      45,768,150       595,050
S&P 500 Index Futures March
  2002--Short......................        8       2,298,400       (33,600)

The Clifton Enhanced U.S. Equity Fund had the following written option transactions for the year ended December 31, 2001:

                                         PUTS                   CALLS
                                ----------------------  ---------------------
                                 NUMBER                  NUMBER
                                   OF                      OF
                                CONTRACTS   PREMIUMS    CONTRACTS   PREMIUMS
                                ---------  -----------  ---------  ----------
Outstanding, beginning of
  period......................        2     $ 10,984         80     $ 13,426
Options written...............        5       21,721         --           --
Options closed................       (7)     (32,705)        --           --
Options expired...............       --                     (80)     (13,426)
                                ---------   --------     ------     --------
Outstanding, end of period....       --     $     --         --     $     --
                                =========   ========     ======     ========

7. CONCENTRATION

At December 31, 2001, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. BENEFICIAL INTEREST

At December 31, 2001 the ownership of each fund was as follows:

                                                 PERCENTAGE OF OWNERSHIP
                                ----------------------------------------------------------
                                               JOHN HANCOCK      PACIFIC     SECURITY LIFE
                                   M LIFE      VARIABLE LIFE      LIFE         OF DENVER
                                INSURANCE CO.  INSURANCE CO.  INSURANCE CO.  INSURANCE CO.
                                -------------  -------------  -------------  -------------
Brandes International Equity
  Fund........................         2.6%          54.9%           41.0%          1.5%
Turner Core Growth Fund.......         3.3%          55.1%           41.1%          0.5%
Frontier Capital Appreciation
  Fund........................         2.9%          55.4%           39.7%          2.0%
Clifton Enhanced U.S. Equity
  Fund........................         4.5%          56.5%           36.2%          2.8%

9. ADDITIONAL INFORMATION (UNAUDITED)

The tax character of distributions paid during 2001 was as follows:

                                            AMOUNT    PER SHARE
                                          ----------  ---------
Brandes International Equity Fund
Distributions paid from:
  Ordinary Income.......................  $1,778,716    $0.19
  Long-Term Capital Gain................   4,426,687     0.48
                                          ----------    -----
Total Distributions.....................   6,205,403     0.67

Turner Core Growth Fund
Distributions paid from:
  Ordinary Income.......................  $   65,436    $0.02
  Long-Term Capital Gain................          --       --
                                          ----------    -----
Total Distributions.....................      65,436     0.02

Frontier Capital Appreciation Fund
Distributions paid from:
  Ordinary Income.......................  $  215,593    $0.05
  Long-Term Capital Gain................     474,021     0.10
                                          ----------    -----
Total Distributions.....................     689,614     0.15

Clifton Enhanced U.S. Equity Fund
Distributions paid from:
  Ordinary Income.......................  $1,926,615    $0.64
  Long-Term Capital Gain................          --       --
                                          ----------    -----
Total Distributions.....................   1,926,615     0.64

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                          UNDISTRIBUTED (DISTRIBUTIONS IN
                                            EXCESS OF) ORDINARY INCOME     UNDISTRIBUTED LONG-TERM LOSS
                                          -------------------------------  ----------------------------
Brandes International Equity Fund.......             $  75,477                     $         --
Turner Core Growth Fund.................                    --                      (14,823,176)
Frontier Capital Appreciation Fund......                    --                       (4,542,309)
Clifton Enhanced U.S. Equity Fund.......              (215,652)                      (8,821,862)

10. DIRECTOR'S TABLE (UNAUDITED)

Interested Directors & Principal Officers:*

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS         OTHER
                                  POSITION(S)    TERM OF OFFICE**                              IN FUND COMPLEX  DIRECTORSHIPS
                                   HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND         TIME SERVED        DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
 ---------------------           --------------  ----------------  --------------------------  ---------------  --------------
 Daniel F. Byrne(1)              President       Served for 6      Senior Vice President,             4         N/A
 M Fund, Inc.                                    years             Product Development and
 River Park Center                                                 Sales Support, M Financial
 205 SE Spokane St.                                                Group
 Portland, OR 97202
 (45 years old)

 Peter W. Mullin(2)              Director        Served for 6      Chairman and Chief                 4         N/A
 Mullin Consulting Inc.                          years             Executive Officer, Mullin
 644 S. Figueroa St.                                               Consulting, Inc.
 Los Angeles, CA 90017                                             (insurance agency)
 (60 years old)

 David W. Schutt(3)              Secretary and   Served for 6      Secretary and Treasurer of         4         N/A
 M Fund, Inc.                    Treasurer       years             M Life and Director of
 River Park Center                                                 Finance for M Financial
 205 SE Spokane St.                                                Group
 Portland, OR 97202
 (46 years old)

------------------------

  *  Interested person as defined by the 1940 Act.
(1) Mr. Byrne is deemed to be interested because he serves as President of the Company's investment advisor.
(2) Mr. Mullin is deemed to be interested because he owns 25% of M Financial Holdings, which controls the Company's investment advisor.
(3) Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Company's investment advisor and M Holding
     Securities, Inc.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. DIRECTOR'S TABLE (UNAUDITED) (CONTINUED)

Disinterested Directors & Principal Officers:

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS         OTHER
                                  POSITION(S)    TERM OF OFFICE**                              IN FUND COMPLEX  DIRECTORSHIPS
                                   HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY       HELD BY
 NAME, ADDRESS AND AGE                FUND         TIME SERVED        DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
 ---------------------           --------------  ----------------  --------------------------  ---------------  --------------
 Gerald Bidwell                  Director        Served for 6      President and Chief                4         N/A
 209 SW Oak St.                                  years             Executive Officer,
 Portland, OR 97204                                                Bidwell & Co. (discount
 (59 years old)                                                    brokerage firm)

 Neil E. Goldschmidt             Director        Served for 6      President, Neil                    4         Finatus
 222 SW Columbia Suite 1850                      years             Goldschmidt, Inc. (law
 Portland, OR 97201                                                firm)
 (61 years old)

 Philip Halpern                  Director        Served for 6      Vice President and Chief           4         RREEF America
 375 East 57th St.                               years             Investment Officer, The                      REIT II, Inc.
 Chicago, IL 60637                                                 University of Chicago,
 (47 years old)                                                    since July 21, 1998.                         Zurich Capital
                                                                   Treasurer and Chief                          Hedge Fund
                                                                   Investment Officer,                          Index
                                                                   California Institute of                      Committee
                                                                   Technology, September 1996
                                                                   to July 1998

------------------------

     There is no family relationship between any of the Directors or officers listed above.
 ** Each director serves for an indefinite term in accordance with the current by-laws of M Fund, Inc. until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of M Fund, Inc.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M Fund, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced Equity Fund (constituting M Fund, Inc., hereafter referred to as the "Funds"), at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2002